EXHIBIT 6

                          Form of Stock Option Plan

                                                        1998 STOCK OPTION PLAN

1.       PURPOSE The purpose of the SMD Group,  Inc. 1998 Stock Option Plan
(the "Plan") is to enhance the long-term  stockholder value
     of SMD Group, Inc., a Delaware corporation (the "Company"), by offering opportunities to employees, directors, officers, consultants, agents, advisors and independent contractors of the Company and its Subsidiaries (as defined in Section 2) to participate  in the  Company's  growth  and  success,  and to encourage  them to remain in the  service  of the  Company  and its
     Subsidiaries and to acquire and maintain stock ownership in the Company.
2. DEFINITIONS For purposes of the Plan, the following terms shall be defined as set forth below:
2.1      BOARD "Board" means the Board of Directors of the Company.
2.2      CAUSE "Cause" means  dishonesty,  fraud,  misconduct,  unauthorized use or disclosure of  confidential  information  or trade
         secrets, or conviction or confession of a crime punishable by law (except minor violations), in each case as determined by the Plan Administrator, and its determination shall be conclusive and binding.
2.3 CODE "Code" means the Internal Revenue Code of 1986, as amended from time to time.
2.4      COMMON STOCK "Common Stock" means the common stock, par value $.001 per share, of the Company.
2.5 CORPORATE TRANSACTION "Corporate Transaction" means any of the following events: (a) Consummation of any merger or consolidation of the Company in which the Company is not the continuing or surviving corporation, or pursuant to which shares of the Common  Stock are  converted  into cash,  securities or other  property  (other than a merger of the Company in
         which the holders of Common Stock  immediately prior to the merger have the same  proportionate  ownership of capital stock of
         the surviving corporation immediately after the merger); (b) Consummation of any sale, lease, exchange or other transfer in one transaction or a series of related transactions of all or substantially all of the Company's assets other than a transfer of the Company's assets to a majority-owned subsidiary corporation (as the term "subsidiary corporation" is defined in  Section  8.3) of the  Company;  or (c)  Approval  by the
holders  of the  Common  Stock of any plan or  proposal  for the liquidation  or  dissolution  of the  Company.  Ownership  of voting  securities  shall take into  account  and shall  include ownership  as  determined  by  applying  Rule  13d-3(d)(1)(i)  (as in effect on the date of  adoption  of the Plan)  under the
         Exchange Act.
2.6  DISABILITY  "Disability"  means  "disability"  as that term is defined  for
purposes  of  Section  22(e)(3)  of  the  Code.  2.7  EARLY  RETIREMENT   "Early
Retirement" means early retirement as that term is defined by the Plan Administrator from time to time for purposes of the Plan.
2.8 EXCHANGE ACT "Exchange Act" means the Securities Exchange Act of 1934, as amended.
2.9 FAIR MARKET VALUE The "Fair Market Value" shall be as established in good faith by the Plan Administrator or (a) if the
         Common Stock is listed on the Nasdaq National Market, the average of the high and low per share sales prices for the Common
         Stock as reported by the Nasdaq National Market for a single trading day or (b) if the Common Stock is listed on the New

         York Stock Exchange or the American Stock Exchange, the average of the high and low per share sales prices for the Common
         Stock as such price is officially quoted in the composite tape of transactions on such exchange for a single trading day. If there is no such reported price for the Common Stock for the date in question, then such price on the last preceding date for which such price exists shall be determinative of the Fair
Market Value.
2.10 GRANT DATE "Grant Date" means the date the Plan Administrator adopted the granting resolution. If, however, the Plan
         Administrator designates in a resolution a later date as the date an Option is to be granted, then such later date shall be the "Grant Date."
2.11 INCENTIVE STOCK OPTION "Incentive Stock Option" means an Option to purchase Common Stock granted under Section 7 with the intention that it qualify as an "incentive stock option" as that term is defined in Section 422 of the Code. 2.12 NONQUALIFIED STOCK OPTION "Nonqualified Stock Option" means an Option to purchase Common Stock granted under Section 7 other than an Incentive Stock Option.
2.13      OPTION "Option" means the right to purchase Common Stock granted under Section 7.
2.14 OPTIONEE "Optionee" means (i) the person to whom an Option is granted; (ii) for an Optionee who has died, the personal representative of the Optionee's estate, the person(s) to whom the Optionee's rights under the Option have passed by will or by the applicable laws of descent and distribution, or the beneficiary designated in accordance with Section 9; or (iii)
         person(s) to whom an Option has been transferred in accordance with
Section 9.
2.15 PLAN ADMINISTRATOR "Plan Administrator" means the Board or any committee of the Board designated to administer the Plan under Section 3.1.
2.16 RETIREMENT "Retirement" means retirement as of the individual's normal retirement date as that term is defined by the Plan
         Administrator from time to time for purposes of the Plan.
2.17      SECURITIES ACT "Securities Act" means the Securities Act of 1933, as amended.
2.18 SUBSIDIARY "Subsidiary," except as provided in Section 8.3 in connection with Incentive Stock Options, means any entity that is directly or  indirectly  controlled by the Company or in which the Company has a significant  ownership  interest,  as determined by the Plan Administrator, and any entity that maybecome a direct or indirect parent of the Company.
3.       ADMINISTRATION
3.1 PLAN ADMINISTRATOR The Plan shall be administered by the Board or a committee or committees(which term includes subcommittees)  appointed  by, and  consisting  of two or more members of, the Board.  If and so long as the Common  Stock is registered under Section 12(b) or 12(g) of the Exchange Act, the Board shall consider in selecting the Plan Administrator and the  membership of any committee  acting as Plan
Administrator,  with respect to any persons  subject or likely to become subject to Section 16 of the Exchange  Act, the  provisions regarding  (a) "outside  directors"  as  contemplated  by Section
         162(m) of the Code and (b) "non  employee  directors"  as
contemplated  by Rule 16b-3 under the  Exchange  Act. The Board may delegate the  responsibility  for administering  the Plan with respect to designated  classes of eligible persons to different committees consisting of one or more members of the Board, subject to such limitations as the Board deems appropriate.
         Committee members shall serve for such term as the Board  maydetermine,
subject  to  removal  by  the  Board  at  any  time.  3.2   ADMINISTRATION   AND
INTERPRETATION BY THE PLAN ADMINISTRATOR Except for the terms and conditions explicitly set forth in the
         Plan, the Plan Administrator shall have exclusive authority, in its discretion, to determine all matters relating to Options under the Plan, including the selection of individuals to be granted Options, the type of Options, the number of shares of
         Common Stock subject to an Option, all terms, conditions, restrictions and limitations, if any, of an Option and the terms of any  instrument  that evidences the Option.  The Plan
Administrator  shall also have exclusive  authority to interpret the
         Plan and may from time to time adopt, and change, rules and regulations of general application for the Plan's administration. The Plan Administrator's interpretation of the Plan and its rules and regulations, and all actions taken and determinations made by the Plan Administrator pursuant to the Plan, shall be conclusive and binding on all parties involved or affected. The Plan Administrator may delegate administrativeduties to such of the Company's officers as it so determines.
4.       STOCK SUBJECT TO THE PLAN
4.1 AUTHORIZED NUMBER OF SHARES Subject to adjustment from time to time as provided in Section 10.1, a maximum of 1 million shares of Common Stock shall be available for issuance under the Plan, except that any shares of Common Stock that, as of the date the Plan is approved by the Company's stockholders, are available for issuance under the Company's Amended and
         Restated 1994 Stock Option Plan (or that thereafter become available for issuance under that Plan in accordance with its terms as in effect on such date) and that are not issued under that Plan shall be added to the aggregate number of shares available for issuance under the Plan. Shares issued under the Plan shall be drawn from authorized and unissued shares or shares now held or subsequently acquired by the Company as treasury shares.
4.2 LIMITATIONS Subject to adjustment from time to time as provided in Section 10.1, not more than 250,000 shares of Common
         Stock may be made subject to Options under the Plan to any individual in the aggregate in any one fiscal year of the
         Company, except that the Company may make additional one-time grants of up to 1 million shares to newly hired individuals, such limitation to be applied in a manner consistent with the requirements of, and only to the extent required for compliance with, the exclusion from the limitation on deductibility of compensation under Section 162(m) of the Code. 4.3 REUSE OF SHARES Any shares of Common Stock that have been made subject to an Option that cease to be subject to the Option
         (other than by reason of exercise of the Option to the extent it is exercised for shares) and/or shares of Common Stock subject to repurchase which are subsequently repurchased by the Company, shall again be available for issuance in connection with future grants of Options under the Plan; provided, however, that for purposes of Section 4.2, any such shares shall be counted in accordance with the requirements of Section 162(m) of the Code.
5. ELIGIBILITY Options may be granted under the Plan to those officers, directors and employees of the Company and its
     Subsidiaries as the Plan Administrator  from time to time selects.
Options may also be granted to consultants,  agents,  advisors and independent contractors who provide services to the Company and its Subsidiaries.
6.       AWARDS

6.1 FORM AND GRANT OF OPTIONS The Plan Administrator shall have the authority, in its sole discretion, to determine the type or types of awards to be made under the Plan.  Such awards may consist of  Incentive  Stock  Options  and/or  Nonqualified  Stock
         Options. Options may be granted singly or in combination.
6.2 ACQUIRED COMPANY OPTION AWARDS Notwithstanding anything in the Plan to the contrary, the Plan Administrator may grant
         Options under the Plan in substitution for awards issued under other plans, or assume under the Plan awards issued under other  plans,  if the other plans are or were plans of other acquired  entities  ("Acquired  Entities")  (or the parent of an
         Acquired Entity) and the new Option is substituted, or the old award is assumed, by reason of a merger, consolidation, acquisition  of property or of stock,  reorganization  or
liquidation  (the  "Acquisition  Transaction").  In the event that a written  agreement  pursuant to which the  Acquisition  Transaction is completed is approved by the Board and said  agreement
         sets forth the terms and conditions of the substitution for or assumption of outstanding awards of the Acquired Entity, said terms and  conditions  shall be deemed to be the  action of the
Plan  Administrator  without  any  further  action by the Plan
         Administrator, except as may be required for compliance with Rule 16b-3 underthe Exchange Act, and the persons holding such awards shall be deemed to be Optionees.
7.       TERMS AND CONDITIONS OF OPTIONS
7.1 GRANT OF OPTIONS The Plan Administrator is authorized under the Plan, in its sole discretion, to issue Options as Incentive
         Stock Options or as Nonqualified Stock Options, which shall be appropriately designated. 7.2 OPTION EXERCISE PRICE The exercise price for shares purchased under an Option shall be as determined by the Plan
         Administrator, but shall not be less than 100% of the Fair Market Value of the Common Stock on the Grant Date with respect to Incentive Stock Options.
7.3 TERM OF OPTIONS The term of each Option shall be as established by the Plan Administrator or, if not so established, shall be 10 years from the Grant Date.
7.4 EXERCISE AND VESTING OF OPTIONS The Plan Administrator shall establish and set forth in each instrument that evidences an
         Option the time at which or the installments in which the Option shall vest and become exercisable, which provisions may be waived or modified by the Plan Administrator at any time. If not so established in the instrument evidencing the Option, the
         Option will be immediately exercisable and the shares subject to the Option will vest according to the following schedule, which may be waived or modified by the Plan Administrator at any time: Period of Optionee's  Continuous  Employment or Service
         With the  Company  or Its  Subsidiaries  Percent  of Total  Option
From     the Grant Date That Is Vested  After 1 year 20% After 2 years 40% Each three-month period  completed  thereafter An additional 5% After 5 years 100 Any unvested shares acquired upon exercise of an Option shall be subject to repurchase by the Company upon termination of the Optionee's employment or services in accordance with the provisions of Section 13.1. To the extent that the right to purchase shares has accrued thereunder, an Option may be exercised from time to time by written notice to the

         Company,  in  accordance  with  procedures  established  by the
Plan Administrator, setting forth the number of shares with respect to which the Option is being exercised and accompanied by payment in full as  described  in Section  7.5. The Plan
         Administrator  may  determine  at any time that an Option may not be  exercised as to less than 100 shares at any one time for vested shares and any number in its discretion for unvested shares (or the lesser number of remaining shares covered by the
         Option). To the extent required by the Plan Administrator, as a condition to exercise by the Optionee of an Option, the
         Optionee shall execute and deliver to the Company a Shareholders Agreement in substantially the form in use at the time of exercise, unless either (i) the Optionee has previously executed and delivered such Shareholder Agreement and it is in effect at the time the Optionee exercises the Option or (ii) such Shareholders Agreement is no longer in effect with respect to other holders of
         Common Stock.
7.5 PAYMENT OF EXERCISE PRICE The exercise price for shares purchased under an Option shall be paid in full to the Company by delivery of consideration equal to the product of the Option exercise price and the number of shares purchased. Such consideration must be paid in cash or by check or, unless the Plan Administrator in its sole discretion determines otherwise, either at the time the Option is granted or at any time before it is exercised, a combination of cash and/or check (if any) and one or both of the following  alternative  forms:
(a) tendering  (either actually or, if and so long as the
         Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, by attestation) Common Stock already owned by the Optionee for at least six months (or any shorter period necessary to avoid a charge to the Company's earnings for financial  reporting  purposes) having a Fair Market Value on the day prior to the exercise date equal to the aggregate Option exercise  price or (b) if and so long as the Common Stock is registered  under  Section  12(b) or 12(g) of the Exchange  Act, delivery of a properly executed exercise notice, together with irrevocable instructions, to (i) a brokerage firm designated by the Company to deliver  promptly to the Company the aggregate amount of sale or loan  proceeds to pay the Option  exercise price and any withholding tax obligations that may arise in connection with the exercise and(ii) the Company to deliver the certificates  for such  purchased  shares  directly to such brokerage  firm,  all in accordance  with the  regulations of the
         Federal Reserve Board. In addition, the exercise price for shares purchased under an Option may be paid, either singly or in combination with one or more of the alternative forms of payment authorized by this Section 7.5, by (y) a promissory note delivered pursuant to Section 12 or (z) such other consideration as the Plan Administrator may permit.
7.6 POST-TERMINATION EXERCISES The Plan Administrator shall establish and set forth in each instrument that evidences an Option whether the Option will continue to be  exercisable,  and the terms and conditions of such exercise,  if an Optionee ceases to
         be employed by, or to provide services to, the Company or its Subsidiaries, which provisions may be waived or modified by the Plan  Administrator  at any time.  If not so  established  in the  instrument  evidencing  the Option,  the Option will be exercisable  according to the following terms and  conditions, which may be waived or modified by the Plan  Administrator  at any time. In case of termination of the Optionee's employment or services other than by reason of death or Cause, the Option shall be  exercisable,  to the  extent of the  number of shares vested at the date of such  termination,  only (a) within one year if the  termination of the  Optionee's  employment or services is coincident  with  Retirement,  Early  Retirement at the
         Company's request or Disability or (b)within three months after the date the Optionee ceases to be an employee, director, officer,  consultant,  agent,  advisor  or  independent  contractor of the  Company or a  Subsidiary  if  termination  of the
         Optionee's employment or services is for any reason other than Retirement, Early Retirement at the Company's request or
         Disability,  but in no  event  later  than  the  remaining  term of the  Option.  Any  Option  exercisable  at the time of the
         Optionee's death may be exercised, to the extent of the number of shares vested at the date of the Optionee's death, by the personal  representative  of the Optionee's  estate,  the person(s)
to whom the Optionee's rights under the Option have passed
         by will or the applicable laws of descent and distribution or the beneficiary designated pursuant to Section 9 at any time or from time to time within one year after thedate of death, but in no event later than the remaining term of the Option.
         Any portion of an Option that is not vested on the date of termination of the Optionee's employment or services shall terminate  on such date,  unless  the Plan  Administrator
determines  otherwise.  In case of  termination  of the  Optionee's employment or services for Cause, the Option shall automatically terminate upon first notification to the Optionee of such termination,  unless the Plan Administrator  determines  otherwise.
If an Optionee's  employment or services with the Company
         are suspended  pending an  investigation  of whether the Optionee shall be terminated for Cause,  all the  Optionee's  rights
         under any Option likewise shall be suspended during the period of investigation. With respect to employees, unless the Plan
         Administrator  at any time determines  otherwise,  "termination of the Optionee's  employment or services" for purposes of the
         Plan (including without limitation this Section 7 and Section 13 shall mean any reduction in the Optionee's regular hours of employment to less than thirty (30) hours per week. A transfer of employment or services between or among the Company and its Subsidiaries shall not be considered a termination of employment or services.  The effect of a  Company-approved  leave of
         absence on the terms and conditions of an Option shall be determined by the Plan Administrator, in its sole discretion.
8.       INCENTIVE  STOCK OPTION  LIMITATIONS  To the extent  required by
Section 422 of the Code,  Incentive  Stock  Options  shall be subject to the following additional terms and conditions:
8.1      DOLLAR  LIMITATION  To the extent the  aggregate  Fair Market
Value  (determined  as of the Grant Date) of Common  Stock with respect to which Incentive Stock Options are exercisable for the first time during any calendar year (under the Plan and all other stock option plans of the Company) exceeds $100,000, such portion in excess of $100,000 shall be subject to delayed exercisability  or  treated  as a  Nonqualified  Stock  Option  as set  forth by the Plan  Administrator  in the  agreement(s)
         evidencing the Option. In the event the Optionee holds two or more such Options that become exercisable for the first time in the same calendar year, such limitation shall be applied on the basis of the order in which such Options are granted. 8.2 10% STOCKHOLDERS If an individual owns more than 10% of the total voting power of all classes of the Company's stock, then the exercise price per share of an Incentive Stock Option shall not be less than 110% of the Fair Market Value of the Common
         Stock on the Grant Date and the Option term shall not exceed five years. The determination of 10% ownership shall be made in accordance with Section 422 of the Code.
8.3 ELIGIBLE EMPLOYEES Individuals who are not employees of the Company or one of its parent corporations or subsidiary corporations may not be granted Incentive Stock Options. For purposes of this Section 8.3, "parent corporation" and
         "subsidiary corporation" shall have the meanings attributed to those terms for purposes of Section 422 of the Code.
8.4      TERM The term of an Incentive Stock Option shall not exceed 10 years.
8.5      EXERCISABILITY  To qualify for Incentive  Stock Option tax treatment,  an Option  designated as an Incentive Stock Option must be exercised within three months after termination of employment for reasons other than death, except that, in the case of termination of employment due to total disability, such Option must be exercised within one year after such termination.
         Employment shall not be deemed to continue beyond the first 90 days of a leave of absence unless the Optionee's reemployment rights are  guaranteed by statute or contract.  For purposes of this
Section 8.5,  "total  disability"  shall mean a mental or
         physical  impairment  of the  Optionee  that is  expected  to result in death or that has lasted or is  expected to last for a
         continuous  period of 12 months or more and that causes the Optionee to be unable,  in the opinion of the Company,  to perform
         his or her duties for the Company and to be engaged in any substantial  gainful activity.  Total disability shall be deemed to have occurred on the first day after the Company has furnished its opinion of total disability to the Plan Administrator. 8.6 TAXATION OF INCENTIVE STOCK OPTIONS In order to obtain certain tax benefits afforded to Incentive Stock Options under
         Section 422 of the Code, the Optionee must hold the shares issued upon the exercise of an Incentive Stock Option for two years after the Grant Date of the  Incentive  Stock Option and one year from the date of exercise.  An Optionee may be subject
         to the alternative  minimum tax at the time of exercise of an
Incentive Stock Option.  The Plan  Administrator  may require an
         Optionee to give the Company prompt notice of any disposition of shares acquired by the exercise of an Incentive Stock
         Option prior to the expiration of such holding periods 8.7 PROMISSORY NOTES The amount of any promissory note delivered pursuant to Section 12 in connection with an Incentive Stock
         Option   shall  bear   interest  at  a  rate   specified  by  the  Plan
Administrator but in no case less than the rate required to avoid imputation of interest (taking into account any exceptions to theimputed interest rules) for federal income tax purposes.
9. ASSIGNABILITY No Option granted under the Plan may be assigned, pledged or transferred by the Optionee other than by will or by the applicable laws of descent and distribution, and, during the Optionee's lifetime, such Option may be exercised only by the
     Optionee or a permitted assignee or transferee of the Optionee (as provided below). Notwithstanding the foregoing, and to the extent permitted by Section 422 of the Code, the Plan Administrator, in its sole discretion, may permit such assignment, transfer and exercisability and may permit an Optionee to designate a beneficiary who may exercise the Option after the Optionee's death;
     provided, however, that any Option so assigned or transferred shall be subject to all the same terms and conditions contained in the instrument evidencing the Option.
10.      ADJUSTMENTS
10.1 ADJUSTMENT OF SHARES In the event that, at any time or from time to time, a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to stockholders other than a normal cash dividend, or other change in the Company's corporate or capital structure results in (a) the outstanding shares, or any securities exchanged therefor or received in their place, being exchanged for a different number or class of securities of the Company or of any other corporation or (b) new, different or additional securities of the Company or of any other corporation being received by the holders of shares of Common Stock of the Company, then the Plan Administrator shall make proportional adjustments in (i) the maximum number and kind of securities subject to the Plan as set forth in Section 4.1,
         (ii) the maximum number and kind of securities that may be made subject to Options to any individual as set forth in Section
         4.2, and (iii) the number and kind of securities that are subject to any outstanding Option and the per share price of such securities, without any change in the aggregate price to be paid therefore. The determination by the Plan Administrator as to the terms of any of the foregoing adjustments shall be conclusive and binding.
10.2 CORPORATE TRANSACTION Except as otherwise provided in the instrument that evidences the Option,in the event of a Corporate
         Transaction, the Plan Administrator shall determine whether provision will be made in connection with the Corporate
         Transaction for an appropriate assumption of the Options theretofore granted under the Plan (which assumption may be effected by means of a payment to each Optionee (by the Company or any other person or entity involved in the Corporate
         Transaction), in exchange for the cancellation of the Options held by such Optionee, of the difference between the then Fair
         Market Value of the aggregate number of shares of Common Stock then subject to such Options and the aggregate exercise price that would have to be paid to acquire such shares) or for substitution of appropriate new options covering stock of a successor corporation to the Company or stock of an affiliate of such successor corporation. If the Plan Administrator determines that such an assumption or substitution will be made, the Plan Administrator shall give notice of such determination to the Optionees, and the provisions of such assumption or substitution, and any adjustments made (i) to the number and kind of shares subject to the outstanding Options (or to the options in substitution therefor), (ii) to the exercise prices, and/or (iii)to the terms and conditions of the stock options, shall be binding on the Optionees. Any such determination shall be made in the sole discretion of the Plan Administrator and shall be final, conclusive and binding on all Optionees. If the Plan Administrator, in its sole discretion, determines that no such assumption or substitution will be made, the Plan Administrator shall give notice of such determination to the Optionees, and each Option that is at the time outstanding shall automatically accelerate so that each such Option shall, immediately prior to the specified effective date for the Corporate Transaction, become 100% vested and exercisable, except that such acceleration will not occur if, in the opinion of the Company's outside accountants, it would render unavailable "pooling of interest" accounting for a Corporate
         Transaction that would otherwise qualify for such accounting treatment. All such Options shallterminate and cease to remain outstanding immediately following the consummation of the Corporate Transaction, except to the extent assumed by the successor corporation or an affiliate thereof.
10.3 FURTHER ADJUSTMENT OF OPTIONS Subject to Section 10.2, the Plan Administrator shall have the discretion, exercisable at any time before a sale, merger, consolidation, reorganization, liquidation or change in control of the Company, as defined by the Plan Administrator, to take such further action as it determines to be necessary or advisable, and fair and equitable to
         Optionees, with respect to Options. Such authorized action may include (but shall not be limited to) establishing, amending or waiving the type, terms, conditions or duration of, or restrictions on, Options so as to provide for earlier, later, extended or additional time for exercise and other modifications, and the Plan Administrator may take such actions with respect to all Optionees, to certain categories of Optionees or only to individual Optionees. The Plan Administrator may take such action before or after granting Options to which the action relates and before or after any public announcement with respect to such sale, merger, consolidation, reorganization, liquidation or change in control that is the reason for such action.
10.4 LIMITATIONS The grant of Options will in no way affect the Company's right to adjust, reclassify, reorganize or otherwise change its capital or business structure orto merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets. S
11. WITHHOLDING The Company may require the Optionee to pay to the Company the amount of any withholding taxes that the Company is required to withhold with respect to the grant or exercise of any Option. Subject to the Plan and applicable law, the Plan
     Administrator may, in its sole discretion, permit the Optionee to satisfy withholding obligations, in whole or in part, by paying cash, by electing to have the Company withhold shares of Common Stock or by transferring shares of Common Stock to the Company, in such amounts as are equivalent to the Fair Market Value of the withholding obligation. The Company shall have the right to withhold from any shares of Common Stock issuable pursuant to an Option or from any cash amounts otherwise due or to become due from the Company to the Optionee an amount equal to such taxes. The Company may also deduct from any Option anyother amounts due from the Optionee to the Company or a Subsidiary.
12.      LOANS,  INSTALLMENT  PAYMENTS AND LOAN GUARANTEES To assist an
Optionee (including an Optionee who is an officer or a director of the Company) in acquiring shares of Common Stock pursuant to an Option granted under the Plan, the Plan Administrator, in its sole discretion, may authorize, either at the Grant Date or at any time before the acquisition of Common Stock pursuant to the
     Option,  (a) the  extension of a loan to the Optionee by the Company,
(b) the payment by the Optionee of the purchase price, if any, of the Common Stock in installments, or (c) the guarantee by the
Company of a loan  obtained by the Optionee  from a third
     party. The terms of any loans, installment payments or loan guarantees, including the interest rate and terms of repayment, will be subject to the Plan Administrator's discretion. Loans, installment payments and loan guarantees may be granted with or without security. The maximum credit available is the purchase price, if any, of the Common Stock acquired, plus the maximum federal and state income and employment tax liability that may be incurred in connection with the acquisition.
13.      REPURCHASE RIGHTS; ESCROW
13.1 REPURCHASE RIGHTS The Plan Administrator shall have the discretion to authorize the issuance of unvested shares of Common
         Stock pursuant to the exercise of an Option. In the event of termination of the Optionee's employment or services, all shares of Common Stock issued upon exercise of an Option which are unvested at the time of cessation of employment or services shall be subject to repurchase at the exercise price paid for such shares. The terms and conditions upon which such repurchase right shall be exercisable (including the period and procedure for exercise) shall be established by the Plan
         Administrator and set forth in the agreement evidencing such right.
All of the Company's  outstanding  repurchase rights under
         this Section 13.1 are assignable by the Company at any time and shall remain in full force and effect in the event of a
         Corporate Transaction; provided that if the vesting of Options is accelerated pursuant to Section 10.2, the repurchase rights under this Section 13.1 shall terminate and all shares subject to such terminated rights shall immediately vest in full. The Plan Administrator shall have the discretionary authority, exercisable either before or after the Optionee's cessation of employment or services, to cancel the Company's outstanding repurchase rights with respect to one or more shares purchased or purchasable by the Optionee under an Option and thereby accelerate the vesting of such shares in whole or in part at any time.
13.2 ESCROW To ensure that shares of Common Stock acquired upon exercise of an Option that are subject to any repurchase right, stockholders agreement and/or security for any promissory note will be available for repurchase, the Plan Administrator may require the Optionee to deposit the certificate or certificates evidencing such shares with an agent designated by the Plan
         Administrator under the terms and conditions of escrow and security agreements approved by the Plan Administrator. If the
         Plan Administrator does not require such deposit as a condition of exercise of an Option, the Plan Administrator reserves the right at any time to require the Optionee to so deposit the certificate or certificates in escrow. The Company shall bear the expenses of the escrow. As soon as practicable after the expiration of any repurchase rights or stockholders agreement, and after full repayment of any promissory note secured by the shares in escrow, the agent shall deliver to the
         Optionee the shares no longer subject to such restrictions and no longer security for any promissory note. In the event shares held in escrow are subject to the Company's exercise of a repurchase option or stockholders agreement, the notices required to be given to the Optionee shall be given to the agent and any payment required to be given to the Optionee shall be given to the agent. Within 30 days after payment by the Company, the agent shall deliver the shares which the Company has purchased to the Company and shall deliver the payment received from the Company to the Optionee. In the event of any stock dividend, stock split or consolidation of shares or any like capital adjustment of any of the outstanding securities of the
         Company, any and all new, substituted or additional securities or other property to which the Optionee is entitled by reason of ownership of shares acquired upon exercise of an Option shall be subject to any repurchase rights, stockholders agreement, and/or security for any promissory note with the same force and effect as the shares subject to such repurchase rights, stockholders agreement and/or security interest immediately before such event.
14. MARKET STANDOFF In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company's initial public offering, a person shall not sell, or make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to, any shares issued pursuant to an Option granted under the Plan without the prior written consent of the Company or its underwriters. Such limitations shall be in effect only if and to the extent and for such period of time as may be requested by the Company or such underwriters and agreed to by the Company's officers and directors; provided, however, that in no event shall the weighted average number of days in such period exceed 180 days. The limitations of this paragraph shall in all events terminate two years after the effective date of the Company's initial public offering. In the event of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the Company's outstanding Common Stock effected as a class without the
     Company's receipt of consideration, then any new, substituted or additional securities distributed with respect to the purchased shares shall be immediately subject tothe provisions of this Section 14, to the same extent the purchased shares are at such time covered by s uch provisions. In order to enforce the limitations of this Section 14, the Company may impose stop-transfer instructions with respect to the purchased shares and any new, substituted or additional securities distributed with respect to the purchased shares until the end of the applicable standoff period.
15.      AMENDMENT AND TERMINATION OF PLAN
15.1 AMENDMENT OF PLAN The Plan may be amended only by the Board in such respects as it shall deem advisable; however, to the extent required for compliance with Section 422 of the Code or any applicable law or regulation, stockholder approval will be required for any amendment that will (a) increase the total number of shares as to which Options may be granted under the
         Plan, (b) modify the class of persons eligible to receive  Options,  or
(c) otherwise require stockholder approval under any applicable law or regulation.

15.2 TERMINATION OF PLAN The Board may suspend or terminate the Plan at any time. The Plan will have no fixed expiration date;
         provided, however, that no Incentive Stock Options may be granted more than 10 years after the earlier of the Plan's adoption by the Board and approval by the stockholders.
15.3 CONSENT OF OPTIONEE The amendment or termination of the Plan shall not, without the consent of the Optionee, impair or diminish any rights or obligations under any Option theretofore granted under the Plan. Any change or adjustment to an outstanding Incentive Stock Option shall not, without the consent of the Optionee, be made in a manner so as to constitute a
         "modification" that would cause such Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option.
16.      GENERAL
16.1 OPTION AGREEMENTS Options granted under the Plan shall be evidenced by a written agreement that shall contain such terms, conditions,  limitations and restrictions as the Plan
Administrator  shall deem advisable and that are not inconsistent  with the Plan.
16.2 CONTINUED EMPLOYMENT OR SERVICES; RIGHTS IN OPTIONS None of the Plan, participation in the Plan or any action of the Plan
         Administrator taken under the Plan shall be construed as giving any person any right to be retained in the employ of the
         Company or limit the Company's right to terminate the employment or services of any person.
16.3 REGISTRATION The Company shall be under no obligation to any Optionee to register for offering or resale or to qualify for exemption under the Securities Act, or to register or qualify under state securities laws, any shares of Common Stock, security or interest in a security paid or issued under, or created by, the Plan, or to continue in effect any such registrations or qualifications if made. The Company may issue certificates for shares with such legends and subject to such restrictions on transfer and stop-transfer instructions as counsel for the Company deems necessary or desirable for compliance by the Company with federal and state securities laws. Inability of the Company to obtain, from any regulatory body having jurisdiction, the authority deemed by the Company's counsel to be necessary for the lawful issuance and sale of any shares hereunder or the unavailability of an exemption from registration for the issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the non issuance or sale of such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of an Option, the Company may require the
         Optionee to represent and warrant at the time of any such exercise or receipt that such shares are being purchased or received only for the Optionee's own account and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any relevant provision of the aforementioned laws.
         At the option of the Company, a stop-transfer order against any such shares may be placed on the official stock books and records of the Company, and a legend indicating that such shares may not be pledged, sold or otherwise transferred, unless an opinion of counsel is provided (concurred in by counsel for the Company) stating that such transfer is not in violation of any applicable law or regulation, may be stamped on stock certificates to ensure exemption from registration. The Plan
         Administrator may also require such other action or agreement by the Optionee as may from time to time be necessary to comply with the federal and state securities laws.
16.4 NO RIGHTS AS A STOCKHOLDER No Option shall entitle the Optionee to any dividend, voting or other right of a stockholder unless and until the date of issuance under the Plan of the shares that are the subject of such Option, free of all applicable restrictions.
16.5 COMPLIANCE WITH LAWS AND REGULATIONS Notwithstanding anything in the Plan to the contrary, the Board, in its sole discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to Optionees who are officers or directors subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the
         Plan with respect to other Optionees. Additionally, in interpreting and applying the provisions of the Plan, any Option granted as an Incentive Stock Option pursuant to the Plan shall, to the extent permitted by law, be construed as an
         "incentive stock option" within the meaning of Section 422 of the Code.
16.6 NO TRUST OR FUND The Plan is intended to constitute an "unfunded" plan. Nothing contained herein shall require the Company to segregate any monies or other property, or shares of Common Stock, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Optionee, and no Optionee shall have any rights that are greater than those of a general unsecured creditor of the Company.
16.7 SEVERABILITY If any provision of the Plan or any Option is determined to be invalid, illegal or unenforceable in any jurisdiction, or as to any person, or would disqualify the Plan or any Option under any law deemed applicable by the Plan
         Administrator, such provision shall be construed or deemed amended to conform to applicable laws, or, if it cannot be so construed or deemed amended without, in the Plan Administrator's determination, materially altering the intent of the Plan or the Option, such provision shall be stricken as to such jurisdiction, person or Option, and the remainder of the Plan and any such Option shall remain in full force and effect. 17. EFFECTIVE DATE The Plan's effective date is the date on which it is adopted by the Board, so long as it is approved by the Company's stockholders at any time within 12 months of such adoption. Adopted by the Board on October 15, 1998 and approved by the Company's stockholders on October 15, 1998.